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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 22, 2007


                                   BIW LIMITED
             (Exact name of registrant as specified in its charter)


        CONNECTICUT                     1-31374                  04-3617838
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  230 BEAVER STREET, ANSONIA, CONNECTICUT 06401
          (Address of principal executive offices, including zip code)

                                 (203) 735-1888
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On October 22, 2007, BIW Limited's wholly-owned subsidiary Birmingham Utilities, Inc. (the "Company") amended its Employment Agreement dated October 1, 1998 with John Tomac, its President and Treasurer (the "Amendment").

Pursuant to the Amendment, Mr. Tomac's employment agreement was amended to bring it into compliance with Section 409A of the Internal Revenue Code to provide that any severance payments to Mr. Tomac will not be made until the first day of the seventh month following separation from service. Mr. Tomac's employment agreement was amended with respect to the payment of severance under the following circumstances:

   o Upon termination by Mr. Tomac upon a breach of the employment agreement by the Company (Section 4(c)), Mr. Tomac was previously entitled to receive continued compensation and benefits due as if no breach occurred. Pursuant to the Amendment, Mr. Tomac does not receive the first payment until the first day of the seventh month following termination (a lump sum for amounts accrued up to that point), and he then would receive regular periodic payments.

   o Upon termination without cause by the Company (Section 4(e)), Mr. Tomac was previously entitled to receive continued salary and benefits for one year. Pursuant to the Amendment, Mr. Tomac would now receive this amount in a single lump sum on the first day of the seventh month following termination.

   o Upon termination by Mr. Tomac upon a change of control (Section 4(g)), Mr. Tomac was previously entitled to two times the greater of: (i) his compensation for the previous full fiscal year or (ii) his average annual compensation during the two prior fiscal years, such amount to be payable within 90 days of termination. Pursuant to the Amendment, this payment would not be made until the first day of the seventh month following termination.

The Amendment also contains certain technical amendments to the definitions of "Disability" and "Change of Control" to conform these definitions to Section 409A of the Internal Revenue Code.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    EXHIBIT NO.                           DESCRIPTION
    -----------                           -----------
       10.1 Amendment to Employment Agreement dated October 22, 2007 between Birmingham Utilities, Inc. and John Tomac


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BIW LIMITED


Date: October 26, 2007                    By: /s/ John S. Tomac
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                                              John S. Tomac
                                              President


























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